MASSMUTUAL FUNDS
MassMutual Overseas Fund
(the “Fund”)
Supplement dated August 4, 2023 to the
Prospectus dated February 1, 2023 and the
Summary Prospectus dated February 1, 2023
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The following information supplements the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (on page 96 of the Prospectus):
Eric Liu, CFA is a Vice President, a Portfolio Manager, and an International Investment Analyst at Harris. He has managed the Fund since August 2023.
The following information supplements the information for Harris Associates L.P. found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 131 of the Prospectus:
Eric Liu, CFA
is a portfolio manager of a portion of the Overseas Fund. Mr. Liu is a Vice President, a Portfolio Manager, and an International Investment Analyst at Harris. Prior to joining Harris in 2009, Mr. Liu was a Research Associate at Dodge & Cox from 2004 to 2007 and an Investment Banking Analyst at Jefferies & Company from 2002 to 2004.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-23-03
O-23-01